                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) APRIL 23, 2008

                           INKSURE TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-24431                                     84-1417774
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   (Commission File Number)                (IRS Employer Identification No.)

  1770 N.W. 64th Street, Suite 350, Fort Lauderdale, FL             33309
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         (Address of Principal Executive Offices)                 (Zip Code)

                                 (954) 772-8507
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 hereto is a letter sent by InkSure Technologies, Inc.
(the "Company") to its shareholders (the "Shareholder Letter"). The Shareholder
Letter is hereby incorporated by reference into this Item 7.01.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

See the Exhibit Index set forth below for a list of exhibits included with this
Current Report on Form 8-K.

                                  EXHIBIT INDEX

EXHIBIT NUMBER        DESCRIPTION

99.1                  Letter to Shareholders

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INKSURE TECHNOLOGIES, INC.
                                            (Registrant)

                                            By: /s/ Elie Housman
                                            --------------------
                                            Elie Housman
                                            Chairman and Chief Executive Officer

Date: April 23, 2008